SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2005


                        BIO-SOLUTIONS INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


 Nevada                           33-25126-D                      85-0368333
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(State or other jurisdiction  (Commission File Number)   (IRS Employer
  of incorporation)                                          Identification No.)


 1281 SW 28th Avenue, Boynton Beach, FL                                33426
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code: (561) 436-7064

                    1161 James Street, Hattiesburg, MS 39402
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         (Former name or former address, if changed since last report.)








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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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     CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b)

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (a) Effective on February 7, 2005, Michael Bobrick was appointed to serve as the President, CEO and Director of Bio-Solutions, Inc. (the "Company") and Louis H. Elwell, III resigned as the Company's President, CEO and Director pursuant to the Company's Written Consent of the Directors. See 5.02(c) of this report on Form 8-K.

     (b) See 5.02(c) of this report on Form 8-K.

     (c) The following persons became the executive officers and directors of the Company on February 7, 2005. Prior to the appointment, such persons had no relationship with the Company.

Name                Age   Position
------------------ ----- -------------------------------------------------------
Michael Bobrick     42   President, Chief Executive Officer and Sole Director


Michael Bobrick is the Director, President and Chief Executive Officer of Bio-Solutions International, Inc. He graduated from Florida Atlantic University in 1984 with a B.S. degree in business administration. From 1997 to the present, Mr. Bobrick has been the sole owner of a Florida corporation, Need A Rag, Inc., specializing in the distribution of specialty wiping cloth. Need A Rag has been in business for over 25 years. During 2003 and 2004, Mr. Bobrick was the Superintendent of three golf courses in the south Florida area, Fairways East, Turtle Bay and Monterey Golf. Currently, Mr. Bobrick is the President and sole director of Striker Capital Group, Inc., a public company trading on the pink sheets under the symbol ("SKRC").

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

     C. Exhibits

Exhibit
Number          Description
--------        -------------------------------

17.1    *       Letter of Resignation of Louis H. Elwell, III

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 *  Filed herewith




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             BIO-SOLUTIONS INTERNATIONAL, INC.


February 9, 2005             By:  /s/ Michael Bobrick
                                -------------------------------------------
                             Name: Michael Bobrick
                             Title: President, Chief Executive Officer and
                                    Sole Director